                                                                    EXHIBIT 10.8

                             ITERATED SYSTEMS, INC.

                  1994 AMENDED AND RESTATED STOCK OPTION PLAN

                                  SECTION 1.

                                   PURPOSE

     The purpose of this Plan is to promote the interests of the Company by granting Options to purchase Shares to: (i) Employees in order (a) to attract and retain Employees, (b) to provide an additional incentive to each Employee to work to increase the value of Shares and (c) to provide each Employee with a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders; and (ii) Key Persons who have rendered valuable services to the Company and to provide such Key Persons with a stake in the future of the Company which corresponds to each of the Company's shareholders.

                                   SECTION 2.

                                  DEFINITIONS

     Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

     2.1.   Board means the Board of Directors of the Company.
            -----

     2.2.   Code means the Internal Revenue Code of 1986, as amended.
            ----

     2.3.   Committee means the Committee appointed under Section 5 by the
            ---------
Board.

     2.4.   Common Stock means the $.01 par value voting common stock of the
            ------------
Company.

     2.5.   Company means Iterated Systems, Inc., a Georgia corporation, and any
            -------
successor to such organization.

     2.6.   Employee means an employee of the Company, a Subsidiary or a Parent.
            --------

     2.7.   Exchange Act means the Securities Exchange Act of 1934, as amended.
            ------------

     2.8.   Fair Market Value means the price which the Board acting in good
            -----------------
faith determines through any reasonable valuation method that a Share might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of the relevant facts.

     2.9    ISO means an option granted under this Plan to purchase Shares which
            ---
is intended by the Company to satisfy the requirements of Section 422 of the Code as an incentive stock option.

     2.10.  Key Person means (i) a member of the Board who is not an Employee,
            ----------
(ii) a consultant, distributor or other person who has rendered valuable services to the Company, a Subsidiary or a Parent, (iii) a person who has incurred, or is willing to incur, financial risk in the form of guaranteeing or acting as co-obligor with respect to debts or other obligations of the Company, or (iv) a person who has extended credit to the Company. Key Persons are not limited to individuals and, subject to the preceding definition, may include corporations, partnerships, associations and other entities.

     2.11.   Non-ISO means an option granted under this Plan to purchase Shares
             -------
which is not intended by the Company to satisfy the requirements of Section 422 of the Code.

     2.12.   Option means an ISO or a Non-ISO.
             ------

     2.13.   Option Price means the price which shall be paid to purchase one
             ------------
(1) Share upon the exercise of and Option granted under this Plan.

     2.14.   Optionee means the grantee of an Option.
             --------

     2.15.   Parent means any corporation which is a parent of the Company
             ------
within the meaning of Section 424(e) of the Code.

     2.16.   Plan means the Iterated Systems, Inc. 1994 Amended and Restated
             ----
Stock Option Plan, as amended from time to time, which plan is an amendment and restatement of the Iterated Systems, Inc. 1992 Stock Option Plan.

     2.17.   Share means a share of the Common Stock of the Company.
             -----

     2.18.   Stock Option Grant means the written agreement or instrument which
             ------------------
sets forth the terms of an Option granted to an Employee or Key Person under this Plan.

     2.19.   Subsidiary means any corporation which is a subsidiary corporation
             ----------
of the Company within the meaning of Section 424(f) of the Code.

     2.20.   Surrendered Shares means the Shares described in Section 11.2 which
             ------------------
(in lieu of being purchased) are surrendered for cash or Shares, or for a combination of cash and Shares, in accordance with Section 11.

     2.21.   Ten Percent Shareholder means a person who owns (after taking into
             -----------------------
account the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of shares of either the Company, a Subsidiary or a Parent.

                                    SECTION 3.

                           SHARES SUBJECT TO OPTIONS

     The total number of Shares that may be issued pursuant to ISO's or Non-ISO's granted under the Plan shall not, in the aggregate, exceed seventeen thousand five hundred (17,500) as adjusted below and pursuant to Section 14. Such Shares shall be reserved to the extent that the Company deems appropriate from authorized but unissued Shares and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to an Option granted hereunder which remain after the cancellation, expiration or exchange of such Option or option shall again become available for use under this Plan, but any Surrendered Shares which remain after the surrender of an Option under Section 11 shall not again become available for use under this Plan.

                                   SECTION 4.

                                 EFFECTIVE DATE

     The effective date of this amendment and restatement of the Plan shall be May 1, 1994, provided that the shareholders of the Company approve this Plan within twelve (12) months after such effective date for issuing ISO's. If such effective date comes before such shareholder approval, any Options granted under this Plan before the date of such approval automatically shall be granted subject to such approval. The original effective date of the Iterated Systems, Inc. 1992 Stock Option Plan was December 2, 1992.

                                   SECTION 5.

                                 ADMINISTRATION

     This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Board shall have the power to interpret this Plan and, subject to Section 16, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board's actions shall be binding on the Company, on either affected Employee or Key Person, and on each other person directly or indirectly affected by such action.

     The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than three (3) members. The Committee (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee where the Board has delegated it authority to the Committee, and any action by the Committee pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee at any time, in whole or in part.

                                   SECTION 6.

                                  ELIGIBILITY

     Except as provided below, only Employees shall be eligible for the grant of Options under this Plan, but no Employee shall have the right to be granted an Option under this Plan merely as a result of his or her status as an Employee. Key Persons may be eligible, subject to written approval by the Board, for the grant of Options under this Plan, but only if the Key Person has provided valuable services to the Company, a Subsidiary or a Parent and only if the Option granted to such Key Person is a Non-ISO.

                                   SECTION 7.

                                GRANT OF OPTIONS

     The Board, in its absolute discretion, shall grant Options under this Plan from time to time to purchase Shares and shall have the right to grant new Options in exchange for outstanding Options. The Committee, if appointed, and acting pursuant to the procedures established by the Board, may either grant Options under the Plan or recommend to the Board that Options be granted under the Plan. Options shall be granted to Employees or Key Persons selected by the Board and neither the Board nor the Committee (if appointed) shall be under any obligation whatsoever to grant Options to all Employees or Key Persons or to grant all Options subject to the same terms and conditions. Each grant of an Option shall be evidenced by a Stock Option Grant, and each Stock Option Grant shall:

     1.   specify whether the Option is an ISO or Non-ISO; and

     2. incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option which first become exercisable or subject to surrender during any calendar year.

     In determining Employee(s) or Key Person(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the President of the Company and its other officers, the duties of the Employee or Key Person, the present and potential contributions of the Employee or Key Person to the success of the Company, the anticipated number of years of service remaining before the attainment by the Employee of retirement age, and other factors deemed relevant by the Board, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Employee or Key Person who has been granted an Option to purchase Shares of the Company, whether under this Plan or otherwise, may be granted one or more additional Options.

     If the Board grants and ISO and a Non-ISO to an Employee on the same date, the right of the Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option.

                                   SECTION 8.

                                  OPTION PRICE

     If an Option is an ISO, the Option Price for each Share subject to such Option shall be no less than the Fair Market Value of a Share on the date such Option is granted or, if such Option is granted to a Ten Percent Shareholder, the Option Price for each Share subject to such Option shall be no less than 110% of the Fair Market Value of a Share on the date such Option is granted. If an Option is a Non-ISO, the Option Price for each Share shall be no less than the minimum price required by applicable state law or by the Company's governing instrument or $0.01, whichever price is greater. The Option Price shall be payable in full upon the exercise of any Option, and a Stock Option Grant at the discretion of the Board can provide for the payment of the Option Price either in cash or in Shares acceptable to the Board or in any combination of cash and Shares acceptable to the Board. Any payment made in Shares shall be treated as equal to the Fair Market Value of such Shares on the date the properly endorsed certificate for such Shares is delivered to the Board (or to its delegate).

     Notwithstanding the above, and in the sole discretion of the Board, an Option may be exercised as to a portion or all (as determined by the Board) of the number of Shares specified in the Stock Option Grant by delivery to the Company of a promissory note to be executed by the Optionee. The promissory note shall include, along with such other terms and conditions as the Board shall determine, provisions in a form approved by the Board under which (1) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (which shall not be less than the prime bank loan rate as determined by the Board) as the Board shall approve, and (2) the Optionee shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest.

                                    SECTION 9.

                                EXERCISE PERIOD

     Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Option Grant, but no Stock Option Grant shall:

     1.   make an Option exercisable before the date such Option is granted or;

     2.   make an Option exercisable after the earlier of:

          (a)  the date such Option is exercised in full; or

          (b) the date which is the tenth (10th) anniversary of the date such Option is granted, if such Option is a Non-ISO or an ISO granted to a non-Ten Percent Shareholder, or the date which is the fifth
               (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder.

     A Stock Option Grant may provide for the exercise of an Option after the employment of an Employee or Key Person has terminated for any reason whatsoever, including death or disability.

                                   SECTION 10.

                               NONTRANSFERABILITY

     No Option granted under this Plan shall be transferable by an Employee or Key Person other than by will or by the laws of descent and distribution, and such Option shall be exercisable during an Employee's or Key Person's lifetime only by the Employee or Key Person, as the case may be. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Employee or Key Person.

                                   SECTION 11.

                              SURRENDER OF OPTIONS

     11.1.  General Rule. The Board acting in its absolute discretion may
            ------------
incorporate a provision in a Stock Option Grant to allow an Employee or Key Person to surrender his or her Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that:

          1. the Fair Market Value of the Shares subject to such Option exceeds the Option Price for such Shares; and

          2.   the Option to purchase such Shares is otherwise exercisable.

     11.2.  Procedure.  The surrender of an Option in whole or in part shall be
            ---------
effected by the delivery of the Stock Option Grant to the Board (or to its delegate) together with a statement signed by the Employee or Key Person which specifies the number of Shares ("Surrendered Shares") as to which the Employee or Key Person surrenders his or her Option and how he or she desires payment be made for such Surrendered Shares.

     11.3.  Payment. An Employee or Key Person in exchange for his or her
            -------
Surrendered Shares shall receive a payment in cash or in Shares, or in a combination of cash and Shares, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Option Price for the Surrendered Shares. The Board acting in its absolute discretion can approve or disapprove an Employee's or Key Person's request for payment in whole or in part in cash and can make that payment in cash or in such combination of cash and Shares as the Board deems appropriate. A request for payment only in Shares shall be approved and made in Shares to the extent payment can be made in whole shares of Shares and (at the Board's discretion) in cash in lieu of any fractional Shares.


     11.4.  Restrictions. Any Stock Option Grant which incorporates a provision
            ------------
to allow an Employee or Key Person to surrender his or her Option in whole or in part also shall incorporate such additional restrictions on the exercise or surrender of such Option as the Board deems necessary to satisfy the conditions to the exemption under Rule 16b-3 (or any successor exemption) to Section 16(b) of the Exchange Act.

                                   SECTION 12.

                            SECURITIES REGISTRATION

     Each Stock Option may provide that, upon the receipt of Shares as a result of the surrender or exercise of an Option, the Employee or Key Person shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement of satisfactory to the Company to that effect. Each Stock Option Grant also may provide that, if so requested by the Company, the Employee or Key Person shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended ("1933 Act") any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, or legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise or surrender of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                   SECTION 13.

                                  LIFE OF PLAN

     No Option shall be granted under this Plan on or after the earlier of:

     1. the tenth (10th) anniversary of the original effective date of the Plan (as set forth in Section 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options have been surrendered or exercised in full or no longer are exercisable; or

     2. the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the surrender or exercise of Options granted under this Plan) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.

                                  SECTION 14.

                                   ADJUSTMENT

     The number of Shares reserved under Section 3 of this Plan and the number of Shares subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number of Shares reserved under Section 3 of this Plan and the number of Shares subject to Options granted under this Plan and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code which provides for the substitution or assumption of such Options. If any adjustment under this Section 14 creates a fractional Share or a right to acquire a fractional Share, such fractional Shares shall be disregarded and the number of Shares reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section 14 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3 of this Plan.

                                   SECTION 15.

                         SALE OR MERGER OF THE COMPANY

     If the Company agrees to sell substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other transaction in which Shares are converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each Option at the direction and discretion of the Board, or as is otherwise provided in the Option Agreements, may be canceled unilaterally by the Company in exchange for the whole Shares (or, subject to satisfying the conditions to the exemption under Rule 16b-3 or any successor exemption to Section 16(b) of the Exchange Act, or the whole Shares and the cash in lieu of a fractional Share) which each Employee or Key Person otherwise would receive if he or she had the right to surrender his or her outstanding Option in full under Section 11 of this Plan and he or she exercised that right exclusively for Shares on a date fixed by the Board which comes before such sale or other corporate transaction.

                                  SECTION 16.

                            AMENDMENT OR TERMINATION

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company (1) to increase the number of Shares reserved under Section 3, except as set forth in
Section 14, (2) to extend the maximum life of the Plan under Section 13 or the maximum exercise period under Section 9, (3) to decrease the minimum Option Price under Section 8, or (4) to change the designation of Employees or Key Persons eligible for Options under Section 6. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Company shall not have the right to modify, amend or cancel any Option granted before such suspension or termination unless
(i) the Employee or Key Person consents in writing to such modification, amendment or cancellation, or (ii) there is a dissolution or liquidation of the Company or a transaction described in Section 14 or Section 15 of this Plan.

                                  SECTION 17.

                                 MISCELLANEOUS

     17.1.  Shareholder Rights. No Employee or Key Person shall have any rights
            ------------------
as a shareholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise or surrender of such Option pending the actual delivery of Shares subject to such Option to such Employee or Key Person.


     17.2.  No Contract of Employment. The grant of an Option to an Employee or
            -------------------------
Key Person under this Plan shall not constitute a contract of employment or other association with the Company, and shall not confer on an Employee or Key Person any rights upon his or her termination of employment or other association with the Company, in addition to those rights, if any expressly set forth in the Stock Option Grant which evidences his or her Option.

     17.3.  Withholding. The exercise or surrender of any Option granted under
            -----------
this Plan shall constitute an Employee's or Key Person's full and complete consent to whatever action the Board directs to satisfy the federal and state tax withholding requirements, if any, which the Board in its discretion deems applicable to such exercise or surrender.

     17.4   Transfer. The transfer of an Employee between or among the Company,
            --------
a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan.

     17.5.  Construction. This Plan shall be construed under the laws of the
            ------------
State of Georgia.

                               AMENDMENT TO THE
                             ITERATED SYSTEMS, INC.
                  1994 AMENDED AND RESTATED STOCK OPTION PLAN

     This Amendment to the Iterated Systems, Inc, 1994 Amended and Restated Stock Option Plan (the "Amendment") is made effective as of the 6th day of May, 1997 by Iterated Systems, Inc., a corporation organized and existing under the laws of the State of Georgia (the "Company");


                              W I T N E S S E T H:
                              -------------------

     Whereas, the Company has previously adopted, and currently maintains, the Iterated Systems, Inc. 1994 Amended and Restated Stock Option Plan (the "Plan"), under which optionees may be granted stock options to purchase shares of the $.01 par value per share common stock of the Company; and

     Whereas, the Company has determined that it is in its best interests to amend the provisions of the Plan relating to the transferability of stock options granted under the Plan;

     Now, Therefore, the Plan is hereby amended, effective as of May 6, 1997, by deleting Section 10 of the Plan in its entirety and substituting the following:


     "An ISO granted under this Plan shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the disability of the Participant, by the legal representative of the Participant. A Non-ISO may be transferred, but only as a bona fide gift, to one or more members of the Optionee's family or to a trust for the benefit of one or more family members, in which case the transferee shall be subject to all provisions of the Plan and the Stock Option Grant provided by the Company in connection with the exercise of the Option and purchase of Shares. In the event of such a gift, the Optionee shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan and the Stock Option Grant."

     Except as specifically amended herein, the Plan shall remain in full force and effect as prior to this Amendment.

     In Witness Whereof, the Company has caused this Amendment to be executed effective as of the day and year first above written.


                              ITERATED SYSTEMS, INC.



                               /s/ John R. Festa
                              ------------------------------
                              John R. Festa, President
                               and Chief Executive Officer

                    AMENDMENTS TO THE ITERATED SYSTEMS, INC.
                  1994 AMENDED AND RESTATED STOCK OPTION PLAN


     The Iterated Systems, Inc. 1994 Amended and Restated Stock Option Plan (the "Plan") is hereby amended in the following respects, effective April 15, 1998:

                                       1.

     The first sentence of Section 3 of the Plan is deleted in its entirety, and the following new first sentence is substituted therefor:

     The total number of Shares that may be issued pursuant to ISO's or Non-ISO's granted under the Plan shall not, in the aggregate, exceed three million four hundred thousand (3,400,000), as adjusted below and pursuant to Section 14.

                                       2.

     Section 5 of the Plan is deleted in its entirety, and the following new
Section 5 is substituted therefor:

          This Plan shall be administered by the Board, except as otherwise provided in this Section. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Board shall have the power to interpret this Plan and, subject to Section 16, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board's actions shall be binding on the Company, on each affected Employee or Key Person, and on each other person directly or indirectly affected by such action.

          Notwithstanding the foregoing, the Board shall delegate its authority to grant Options to persons who are "covered employees" under Section 162(m) of the Code ("Covered Employees"), to a Committee appointed by the Board consisting of at least two members, all of whom shall be non-employee directors within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Board may delegate to such Committee its authority, in whole or part, with respect to other matters under this Plan, including without limitation its authority to grant Options to insiders, including directors, officers and holders of ten percent of more of the Company's outstanding stock, to whom the short-swing profits provisions of Section 16(b) of the Exchange Act apply. The Committee shall act according to the policies and procedures set forth in the Plan and as established by the Board, and the Committee shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee where the Board has delegated its authority to the Committee, and any action by the Committee pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan, except with respect to grants of Options to Covered Employees. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee at any time, in whole or in part, except the authority delegated to the Committee with respect to the granting of Options to Covered Employees.


                                       3.

     Section 7 of the Plan is amended by adding the following final paragraph:

          In any twelve-month period, no Employee shall be granted Options to purchase more than 1,000,000 Shares, and any purported grant in violation of this provision shall be void.



     The foregoing Amendments were approved by the Board of Directors on March 9, 1998 and by the Shareholders on April 15, 1998.

                                          /s/ Haines H. Hargrett
                                         --------------------------
                                            Corporate Secretary